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                                                                    EXHIBIT 10.4


                              CYANOTECH CORPORATION
                         MANAGEMENT INCENTIVE PLAN "MIP"



SECTION 1. PURPOSE. The purpose of the Management Incentive Plan ("MIP") is to provide officers and key management personnel of Cyanotech Corporation and subsidiaries ("the Company") financial incentives to manage the resources of the Company in a way that maximizes the interests of stockholders and employees.

SECTION 2. ADMINISTRATION. The MIP shall be administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). Although the Committee can establish and approve the performance criteria for any MIP year, no payments will be made to any MIP participant without the approval of a majority of the Board of Directors. No member of the Committee may participate in the MIP.

SECTION 3. ELIGIBILITY. All officers of the Company are eligible to participate in the MIP, subject to approval by the Compensation and Stock Option Committee. The specific MIP targets for an individual member of management are for the specific named individual only and may not be transferred to another individual.

SECTION 4. PLAN TERM. The Plan year is concurrent with the Company's fiscal year. MIP targets will be set during the first fiscal quarter of each year and be based on the approved financial plan for that year.

SECTION 5.  MIP DISTRIBUTIONS.   Achievement of MIP results is calculated from
the audited financial statements or, where appropriate, company prepared financial management reports. Distributions under the MIP will be made no later than ninety days after the audited financial statements are filed with the Securities and Exchange Commission on Form 10-KSB. At the option of the MIP participant, up to 100% of the MIP distribution for any year may be deferred to future years. Any amounts that are deferred will accrue interest at the prime rate charged by First Hawaiian Bank, compounded monthly.


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May 18, 1995                  Cyanotech Corporation

                                                                       EXHIBIT A
                         Management Incentive Plan "MIP"
                     Proposal to the Compensation Committee


I.   Current Base Salaries (as of May 1995)            Proposed Base Salary
                                                       effective June 1, 1995
          Gerry Cysewski           $90,000             $95,000
          Kelly Moorhead           $55,000*            $65,000
          Ron Scott                $82,000             $85,000
          Glenn Jensen             $60,000             $65,000
          Shane Rohan              $50,000             $50,000**

          * Plus 1% of Nutrex sales
          ** Shane Rohan salary was increased April 1, 1995

II.  Proposed Incentives  (Base business excluding BetaPharm JV)

                                                       Additional
                                                       Cash
Gerry Cysewski ; President and CEO                     Compensation
----------------------------------                     ------------

Annual Pretax Profit          < 17% of Revenue                          $ 0
                              > 17% and < 20% of revenue                $ 10,000
                              > 20% and < 23% of revenue                $ 15,000
                              > 23% of revenue                          $ 20,000

Corporate Development  (commercial funding arranged)
                              Astaxanthin                               $ 5,000
                              Beta Carotene                             $ 5,000

Investor Relations

                                  [*]

Kelly Moorhead ; President, Nutrex and V.P. Sales and Marketing
---------------------------------------------------------------

Annual Pretax Profit          < 17% of Revenue                          $ 0
                              > 17% and < 20% of revenue                $  5,000
                              > 20% and < 23% of revenue                $ 10,000
                              > 23% of revenue                          $ 15,000

                                                                   % TOTAL SALES
Total Sales                  < $6.5 million                             0
                             $6.5 to $7.5 million                       0.2%
                             $7.5 to $8.5 million                       0.3%
                             > $8.5 million                             >0.3%


                                       2

                       [*CONFIDENTIAL TREATMENT REQUESTED*]

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RON SCOTT ; V.P. FINANCE & ADMINISTRATION
-----------------------------------------

Annual Pretax Profit          < 17% of Revenue                          $ 0
                              > 17% and < 20% of revenue                $  5,000
                              > 20% and < 23% of revenue                $ 10,000
                              > 23% of revenue                          $ 15,000


Accounts Receivable Collections
                              > 55 Average Days Sales Outstanding       $ 0
                              50 to 55 Average DSO                      $ 2,500
                              45 to 49 Average DSO                      $ 5,000
                              40 to 44 Average DSO                      $ 7,500

Investor Relations

                                  [*]

Corporate Development  (commercial funding arranged)
                              Astaxanthin                               $ 5,000
                              Beta Carotene                             $ 5,000

GLENN JENSEN ; V.P. OPERATIONS
------------------------------

Annual Pretax Profit          < 17% of Revenue                          $ 0
                              > 17% and < 20% of revenue                $ 5,000
                              > 20% and < 23% of revenue                $ 10,000
                              > 23% of revenue                          $ 15,000

Annual Production Incentive

                                  [*]

Per Kilo Cost Reduction

                                  [*]

ROBERT SHANE ROHAN ; PRODUCTION MANAGER
---------------------------------------

Annual Pretax Profit          < 17% of Revenue                          $ 0
                              > 17% and < 20% of revenue                $ 4,000
                              > 20% and < 23% of revenue                $ 8,000
                              > 23% of revenue                          $ 12,000

                                       3


                       [*CONFIDENTIAL TREATMENT REQUESTED*]


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Annual Production Incentive
                                                                        $ 4,000
                          [*]                                           $ 6,000
                                                                        $ 8,000
                                                                        $10,000

Per Kilo Cost Reduction
                                                                        $ 4,000
                          [*]                                           $ 6,000
                                                                        $ 8,000





Notes

     1. No payout to anyone under the plan if annual product sales are less than $6,500,000


                                                             Cash
                                                           --------
     2. Maximum MIP payout         Gerry Cysewski           $ 37,500
          (excluding base salary)  Kelly Moorhead           $ 40,500
                                   Ron Scott                $ 40,000
                                   Glenn Jensen             $ 37,500
                                   Shane Rohan              $ 30,000



                                       4

                       [*CONFIDENTIAL TREATMENT REQUESTED*]